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                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.8

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In re: FIRST ALLIANCE PORTFOLIO SERVICES, INC.                          DEBTOR IN POSSESSION INTERIM STATEMENT
Debtor                                                                  Statement Number:    18
                                                                        For the period FROM: 9/01/01
Chapter 11 case No: SA00-12373-LR                                                        TO: 9/30/01
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

                                                     General         Payroll             Tax
                                                   Account (1)     Account (2)       Account (3)
 CASH ACTIVITY ANALYSIS (Cash Basis Only)        ---------------  ---------------  ---------------
 A.    Total Receipts per all Prior Interim
       Statements                                $23,611,502.74              n/a              n/a
                                                 ---------------  ---------------  ---------------
 B.    Less: Total Disbursements per all Prior
       Statements                                $23,574,489.18              n/a              n/a
                                                 ---------------  ---------------  ---------------
 C.    Beginning Balance (A less B)                  $37,013.56            $0.00            $0.00
                                                 ---------------  ---------------  ---------------
 D.    Receipts during Current Period
       (Attach Separate Listing if Necessary)
       Description
       -----------
       Residual interests                         $1,509,949.40
                                                 ---------------  ---------------  ---------------
       TOTAL RECEIPTS THIS PERIOD:                $1,509,949.40            $0.00            $0.00
                                                 ---------------  ---------------  ---------------
 E.    Balance Available (C plus D)               $1,546,962.96            $0.00            $0.00
                                                 ---------------  ---------------  ---------------
 F.    Less: Disbursements during Current Period
       (Attach Separate Listing if Necessary)
       Date       Check No  Payee/Purpose
       ----       --------  -------------
       Dividends paid to First Alliance Mortgage  $1,546,962.96
                                                 ---------------  ---------------  ---------------
       TOTAL DISBURSEMENTS THIS PERIOD:           $1,546,962.96            $0.00            $0.00
                                                 ---------------  ---------------  ---------------
 G.         Ending Balance (E less F)                     $0.00            $0.00            $0.00
                                                 ===============  ===============  ===============
 H.    (1)  General Account:
              (a)  Depository Name and Location   Comerica Bank - California,  Costa Mesa, CA
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:                1891244889
                                                  ----------------------------------------------------------------------------------
       (2)  Payroll Account:
              (a)  Depository Name and Location   Not applicable
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------
       (3)  Tax Account:
              (a)  Depository Name and Location   Not applicable
                                                  ----------------------------------------------------------------------------------
              (b)  Account Number:
                                                  ----------------------------------------------------------------------------------

 I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

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I, Joel Blitzman, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.



Dated: October 10, 2001       /S/ Joel Blitzman, Vice President and Controller
                              --------------------------------------------------
                              Debtor in Possession